UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):            November 18, 2004


                             FARO TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Florida                        0-23081                         59-3157093
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(State or other              (Commission File                   (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)

                  125 Technology Park, Lake Mary, Florida 32746
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          (Address of principal executive offices, including zip code)

                                 (407) 333-9911
                        ----------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                        ----------------------------------
          (Former name or former address, if changed since last report)


                             -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

         The Audit Committee of the Board of Directors of Faro Technologies, Inc. (the "Registrant") recently participated in, recommended and approved the engagement of Grant Thornton LLP as the Registrant's principal accountant to audit the financial statements of the Registrant. Grant Thornton LLP was engaged by the Registrant on November 15, 2004. The Registrant dismissed Ernst & Young LLP on November 16, 2004 as its principal accountant to audit the Registrant's financial statements. The reason for the change in Registrant's principal accountant to audit financial statements was a desire, in the spirit of the Sarbanes-Oxley Act of 2002, to ensure a more clear separation between tax consulting and audit assistance for the Registrant. Ernst & Young LLP is still being retained by the Registrant as its principal accountant for tax purposes. Prior to the engagement of Grant Thornton LLP, Ernst & Young LLP had served as the principal accountant to audit the Registrant's financial statements for a period including the Registrant's two most recent fiscal years. The decision to change accountants was recommended and approved by the Audit Committee of the Registrant's Board of Directors.

         Ernst & Young LLP audited the Registrant's financial statements for the years ended December 31, 2002, and 2003, and issued its audit report dated February 20, 2004. During the two most recent fiscal years and the subsequent interim period preceding November 16, 2004 (date of dismissal), no report of Ernst & Young LLP on the Registrant's financial statements contained an adverse opinion or a disclaimer of opinion, nor was one qualified as to uncertainty, audit scope, or accounting principles.

         During the two most recent fiscal years and the subsequent interim period preceding November 16, 2004 (date of dismissal), there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with its report on the Registrant's financial statements for any such periods. The Registrant requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The letter is attached hereto as Exhibit 16.

Item 9.01.  Financial Statements and Exhibits.

         (c)   Exhibits:

         16 Letter from Ernst & Young LLP regarding Change in Certifying Accountant






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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FARO TECHNOLOGIES, INC.



Date:  November 18, 2004               By:      /s/ Gregory A. Fraser
                                           -------------------------------------
                                                Gregory A. Fraser
                                                Executive Vice President,
                                                Secretary and Treasurer
























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